SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 15, 1999


                      WILSHIRE REAL ESTATE INVESTMENT INC.
             (Exact name of registrant as specified in its charter)


           Maryland                  0-23911                     52-2081138
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(State or other jurisdiction     (Commission File           (I.R.S. Employer
      of incorporation)            Number)                Identification Number)

                    1310 S.W. 17th Street, Portland, OR 97201
               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code  (503) 721-6500


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Item 5.  Other Events.

         Wilshire Real Estate Investment Inc. today announced that its Board of Directors has adopted a Stockholder Rights Plan under which stock purchase rights will be distributed as a dividend to holders of its Common Stockholders at the rate of one right for each share of Common Stock held of record as of the close of business on January 3, 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         The following exhibits are filed as part of this report:

         99.1     Summary of Rights to Purchase Shares
         99.2     Press Release dated December 23, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 1999
                                   WILSHIRE REAL ESTATE
                                     INVESTMENT INC.


                                   By:  /s/ Lawrence A. Mendelsohn
                                        Lawrence A. Mendelsohn
                                        President

                                   By:  /s/ Chris Tassos
                                        Chris Tassos
                                        Executive Vice President and Chief
                                         Financial Officer


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                                                                    Exhibit 99.1



                      SUMMARY OF RIGHTS TO PURCHASE SHARES


                  On December 15, 1999, the Board of Directors of Wilshire Real Estate Investment Inc. (the "Corporation") declared a dividend distribution of one right (a "Right") to purchase one one-tenth of a share of the Common Stock, $.0001 par value, of the Corporation (the "Common Shares") for each outstanding share of Common Stock, payable to the stockholders of record on January 3, 2000 (the "Record Date"). The Board of Directors also authorized and directed the issuance of one Right with respect to each Common Share issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one one-tenth of a Common Share at a price of $15.00 per whole Common Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Corporation and The Bank of New York, as Rights Agent (the "Rights Agent"), dated as of December 23, 1999.

                  Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares upon the earliest to occur of (i) a person or group of affiliated persons having acquired beneficial ownership of 5% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as hereinafter defined) or an existing 5% beneficial owner acquires an additional 1% or more of the outstanding Common Shares (except pursuant to a Permitted Offer); or (ii) 10 days (or such later date as the Board of Directors may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "Distribution Date"). A person or group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (i) above is an "Acquiring Person." The date that a person or group becomes an Acquiring Person is the "Shares Acquisition Date." A person who acquires Common Shares pursuant to a tender or exchange offer which is for all outstanding Common Shares at a price and on terms which a majority of the Board of Directors determines (prior to acquisition) to be adequate and in the best interests of the Corporation and its stockholders (other than such person, its affiliates) (together with certain securities offerings by the Corporation, a "Permitted Offer") will not be deemed to be an Acquiring Person and such person's ownership will not constitute a Distribution Date.

                  The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon the transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. In most cases, as soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.


                  The Rights are not exercisable until the Distribution Date, and will expire at the close of business on December 23, 2009, unless earlier redeemed by the Corporation as described below.


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                  In the event that any person becomes an Acquiring Person, each holder of Rights (other than Rights that have become void as described below) will thereafter have the right (the "Flip-In Right") to receive, upon exercise of such Rights, the number of Common Shares (or, in certain circumstances, other securities of the Corporation) having a value (immediately prior to such triggering event) equal to two times the aggregate exercise price of such Rights; provided, however, in the event that a Person has become an Acquiring Person on the Shares Acquisition Date, (1) the Rights (other than rights held by the Acquiring Person) shall be deemed to be automatically exercised on the Shares Acquisition Date, (2) each Holder will be entitled to receive Common Shares of the Corporation at an exchange ratio of one Common Share (or a lesser ratio as determined by the Board of Directors, if the Corporation does not have sufficient authorized and unreserved Common Shares) per Right, in lieu of paying the Purchase Price and receiving the Common Shares otherwise provided herein. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are or (under certain circumstances specified in the Rights Agreement) were beneficially owned by any Acquiring Person or any affiliate thereof will be null and void.

                  In the event that, at any time following the Shares Acquisition Date, (i) the Corporation is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Corporation's assets or earning power is sold or transferred, then each holder of Rights (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise of such Rights, common shares of the acquiring company having a value equal to two times the aggregate exercise price of the Rights; provided, however, that the Flip Over Right shall not apply to any transaction described in clause (i) if (x) such transaction is with a person or persons (or a wholly owned subsidiary of any such person or persons) that acquired Common Shares pursuant to a Permitted Offer and (y) the price and form of consideration offered in such transaction is the same as that paid to all holders of Common Shares whose shares were purchased pursuant to the Permitted Offer. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

                  The Purchase Price payable, and the number of Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of the Common Shares, or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

                  At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, the Corporation may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"), which redemption shall be effective at such time, on such basis and with such conditions as the Board of Directors may establish in its sole discretion. The Corporation may, at its option, pay the Redemption Price in Common Shares.

                  All of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely


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affect the interests of holders of Rights (excluding the interests of any
Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.



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                                                                    Exhibit 99.2

WILSHIRE REAL ESTATE INVESTMENT INC.
ADOPTS STOCKHOLDER RIGHTS PLAN

Portland, Oregon
December 23, 1999

                  Wilshire Real Estate Investment Inc. today announced that its Board of Directors has adopted a Stockholder Rights Plan under which stock purchase rights will be distributed as a dividend to holders of its Common Stockholders at the rate of one right for each share of Common Stock held of record as of the close of business on January 3, 2000.

                  "We believe that the Stockholder Rights Plan represents a sound and reasonable means of protecting the Company's net operating loss carry forwards," said Andrew A. Wiederhorn, the Chairman of the Board and Chief Executive Officer of the Company. "Under IRS rules, the Company will not be able to utilize its NOLs, if the Company undergoes a significant change in ownership. The Plan addresses the Board's duty to protect the best interests of the Company and its stockholders by diluting any new 5% holder or any existing 5% holder that increases its stake by 1% or more, thereby preserving the Company's NOLs." Mr. Wiederhorn also noted that "The Plan also deters abusive and coercive takeover tactics not offering an adequate price to all stockholders. The Plan does not prevent a proxy contest or an offer for all outstanding shares at a price and on terms the Board of Directors determines to be adequate and in the best interests of stockholders. Anyone seeking to acquire the Company will, however, be encouraged by the Plan to treat all stockholders equally and to negotiate with the Board."

                  If, subject to certain exceptions, any person or group commences a tender or exchange offer to purchase 5 percent or more of the Company's Common Stock, each right not owned by such person or group will entitle its holder to purchase, at the right's current exercise price, shares of Common Stock having a value of twice the right's current exercise price. If, subject to certain exceptions, any person or group acquires 5% or more, or any existing 5% holder increases its stake by 1%or more, of the Company's Common Stock (an "Acquiring Person"), each right not owned by such person or group will automatically be exercised and entitle its holder to receive one share of Common Stock per right (or a lesser ratio as determined by the Board of Directors, if the Corporation does not have sufficient authorized and unreserved shares) in lieu of paying the purchase price. This right to purchase Common Stock at a discount will not be triggered by a person or group's acquisition of 5% or more of the Common Stock pursuant to a tender or exchange offer (or other securities offering by the Company) which is for all outstanding shares at a price and on terms that the Board of Directors determines (prior to acquisition) to be adequate and in the best interests of the Company and its stockholders.

                  In addition, if, subject to certain exceptions, the Company is acquired by another corporation in a merger or consolidation or more than 50 percent of the assets or earning power of the Company is acquired, each right not owned by the acquiror or affiliates will entitle its holder to purchase, at the right's current exercise price, common stock of the acquiror having a value of twice the right's current exercise price. This right will not be triggered, however, if such acquisition is by a person or group which acquired the Company's Common Stock at a price and on terms that the Board of Directors determines (prior to acquisition) to be adequate and in the best interests of the Company and its stockholders.

                  The rights will expire in the year 2009. The rights dividend will not be taxable to the Company's stockholders.

                  The Company may redeem all of the rights, at the option of the Board of Directors, at a redemption price of $.001 per right or by the issuance of shares of Common Stock then equivalent to $.001 per right, at any time prior to any person becoming an Acquiring Person.


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                  Additional details of the Stockholder Rights Plan were filed with the Securities and Exchange Commission today and will be outlined in a letter that is being mailed the Company's stockholders on or about December 27, 1999.


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